UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2013

Prothena Corporation plc

(Exact name of registrant as specified in its charter)

Ireland

(State or other jurisdiction of incorporation)

001-35676	43-1256213
(Commission File Number)	(IRS Employer Identification Number)

650 Gateway Boulevard

South San Francisco, California 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 837-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Dr. Dennis J. Selkoe

On July 22, 2013, the Board of Directors (the “Board”) of Prothena Corporation plc (“Prothena” or the “Company”) appointed Dennis J. Selkoe, M.D., to serve as a director of the Company and a member of each of the Compensation Committee (as chair) and Nominating and Corporate Governance Committee (the “Nominating Committee”) of the Board.

Description of Dr. Selkoe’s Compensation

Consistent with the Company’s compensation policy for non-employee directors and for members of the Compensation and Nominating Committees, in connection with his appointment, Dr. Selkoe will be eligible to receive the following:

•

An initial grant of an option to purchase 50,000 of the Company’s ordinary shares under the Company’s 2012 Long Term Incentive Plan, with a per share exercise price of $16.42, equal to the closing price of the Company’s ordinary shares on the date of grant (July 22, 2013) as reported on The NASDAQ Global Market. This grant shall vest in full on the first anniversary of the grant date, subject to Dr. Selkoe’s continued service on the Company’s Board .

•

Annual retainers in the aggregate amount of $62,000 (reflecting $39,000 for service as a director, plus an additional $10,000 to recognize time and travel requirements to Ireland, where a majority of Board meetings are held, and $10,000 and $3,000 for service as chair of the Compensation Committee and a member of the Nominating Committee, respectively). Dr. Selkoe will receive a pro-rated amount for his service for the remainder of 2013. All annual retainer amounts shall be paid in equal quarterly installments.

A copy of the press release announcing the appointment of Dr. Selkoe is filed as Exhibit 99.1 to this report.

Board Committee Composition

On July 23, 2013, the Board approved the appointments of the following members of the Board to the Audit Committee, Compensation Committee and Nominating Committee as set forth below:

Audit Committee

Christopher S. Henney, Ph.D., D.Sc. (Chair)

Lars G. Ekman, M.D., Ph.D.

Richard T. Collier

Compensation Committee

Dennis J. Selkoe, M.D. (Chair)

Lars G. Ekman, M.D., Ph.D.

Richard T. Collier

Nominating Committee

Richard T. Collier (Chair)

Dennis J. Selkoe, M.D.

Christopher S. Henney, Ph.D., D.Sc.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 22, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2013	PROTHENA CORPORATION PLC

	By:	/s/ Dale B. Schenk
	Name:	Dale B. Schenk
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 22, 2013.